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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): DECEMBER 29, 2003
                                                        -----------------


                        EMPIRE FINANCIAL HOLDING COMPANY
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
 ----------------------------     ---------------------     -------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


                1385 WEST STATE ROAD 434, LONGWOOD, FLORIDA 32750
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                     (Address of principal executive office)


                                 (407) 774-1300
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
         (Former Names or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On December 29, 2003, the Registrant issued 200,000 shares (the "Shares") of unregistered common stock, $.01 par value, of the Registrant to Shepherd Large Cap Growth Fund ("Shepherd") pursuant to the terms of a Subscription and Stock Purchase Agreement, dated December 18, 2003, a copy of which is attached hereto as Exhibit 10.22 (the "Stock Purchase Agreement"). In connection with the Stock Purchase Agreement, the Registrant also entered into a Registration Rights Agreement with Shepherd, a copy of which is attached hereto as Exhibit 10.23 (the "Registration Rights Agreement"), granting Shepherd the limited right to register the Shares on the terms and conditions set forth therein. In consideration for the purchase of the Shares and in connection with the execution of the Stock Purchase Agreement and the Registration Rights Agreement, Shepherd paid the Registrant an amount equal to $250,000.

         Statements contained in this Current Report on Form 8-K as to the contents of any agreement are not necessarily complete and in each instance where reference is made to the copy of an agreement filed as an exhibit hereto, each such statement is qualified in all respects by making reference to the exhibits filed hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

             Not applicable.

         (b) Pro Forma Financial Information

             Not applicable.

         (c) Exhibits.

             10.22 Subscription and Stock Purchase Agreement, dated December 18, 2003, by and between the Registrant and Shepherd Large Cap Growth Fund.

             10.23 Registration Rights Agreement, dated December 18, 2003, by and between the Registrant and Shepherd Large Cap Growth Fund.

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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMPIRE FINANCIAL HOLDING COMPANY



Date:  January 2, 2003                 By: /s/ Kevin M. Gagne
                                           -----------------------
                                           Kevin M. Gagne
                                           Chief Executive Officer


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                                INDEX TO EXHIBITS


       Exhibit No.    Exhibit Title
       -----------    -------------

         10.22 Subscription and Stock Purchase Agreement, dated December 18, 2003, by and between the Registrant and Shepherd Large Cap Growth Fund.

         10.23 Registration Rights Agreement, dated December 18, 2003, by and between the Registrant and Shepherd Large Cap Growth Fund.


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